The Advisors’ Inner Circle Fund

AlphaOne Small Cap Opportunities Fund

Institutional Class Shares (AOMCX)
Investor Class Shares (AOMAX)

AlphaOne NextGen Technology Fund

Institutional Class Shares (AONTX)
Investor Class Shares (AONAX)

AlphaOne VIMCO Small Cap Value Fund

Institutional Class Shares (VIMIX)
Investor Class Shares (VIMOX)

Institutional Class Shares and Investor Class Shares	Prospectus March 1, 2019

Investment Adviser:

AlphaOne Investment Services, LLC

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with a Fund, you can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-4-ALPHAONE. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all AlphaOne Funds if you invest directly with a Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.

Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

AlphaOne Small Cap Opportunities Fund

INVESTMENT OBJECTIVE

The investment objective of the AlphaOne Small Cap Opportunities Fund (the “Fund”) is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.36%	1.61%

[1]	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[2]	AlphaOne Investment Services, LLC (the “Adviser” or “AlphaOne”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.50% of the average daily net assets of each of the Fund’s share classes until February 28, 2020 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made pursuant to the contractual expense limit during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$138	$431	$745	$1,635
Investor Class Shares	$164	$508	$876	$1,911

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing the Fund’s objective, the Adviser strives to build a portfolio with a risk profile less than that of the Russell 2000 Index that is comprised of both “value” and “growth” stocks. Value stocks are those the Adviser may deem to be priced cheaply relative to certain financial measures of worth. Growth stocks are those the Adviser may believe have above average prospects for economic growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization (small cap) companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this 80% test, equity securities include securities convertible into equity securities. The Fund considers small cap companies to be companies with market capitalizations equal to or less than one half of the weighted average market capitalization of the Russell 2000 Index at its annual rebalance. While the market capitalization range of the Russell 2000 Index changes throughout the year, as of May 12, 2018, the day on which market capitalization data was used for the most recent annual reconstitution of the index, one half of the weighted average market capitalization of the Russell 2000 Index was equal to $1.1 billion.

In seeking to identify investment opportunities for the Fund’s portfolio, the Adviser begins with an initial investment universe generated from a broad number of sources including but not limited to industry referrals, previous knowledge of the company and rigorous due diligence such as company visits. The Adviser then evaluates each identified stock for desirable growth and value characteristics such as: high return on equity and assets; free cash flow; revenues and earnings per share growth; high interest coverage; and low price-earnings and price-to-book ratios. This evaluation results in a focused list of stocks that the Adviser then subjects to a deeper fundamental analysis focusing on both specific company and stock characteristics. In particular, the Adviser seeks companies displaying sustainable competitive advantage; strong management; long product cycles; and pricing flexibility. In addition, the Adviser also performs due diligence on individual companies, which may include meeting directly with company management teams, talking with competitors and suppliers, and utilizing sell side research as a gauge of internal research findings. With respect to specific stock characteristics, the Adviser seeks high sustained return on investment; above average earnings per share growth; and attractive valuation. The resulting portfolio is expected to include 40-70 positions. After constructing the Fund’s portfolio, the Adviser will seek to mitigate risk through asset diversification and limits on individual position sizes, as well as the monitoring of absolute and relative sector weights.

In general, the Adviser will sell a security when it reaches a predetermined price target. In addition, the Adviser has other sell disciplines in place, such as a fundamental change in a company’s business, a change in the company’s management or a failure by management to execute the business plan. A sale may also occur if the Adviser identifies a more attractive investment opportunity or if a position size grows to more than 5% of the Fund’s portfolio.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Growth Style Risk — The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Small Cap Company Risk — Small cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, small cap companies may be less financially secure than large- and mid-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Small cap stock prices may be more volatile than large- and mid-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Value Style Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s Institutional Class Shares’ and Investor Class Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-855-4-ALPHAONE.

Total Returns by Calendar Year

Best Quarter	Worst Quarter
17.80%	(21.40)%
(12/31/2016)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Institutional Class Shares. After tax returns for Investor Class Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

ALPHAONE SMALL CAP OPPORTUNITIES FUND	1 Year	5 Years	Since Inception (03/31/11)
Fund Returns Before Taxes
Institutional Class Shares	(17.68)%	3.14%	7.03%
Investor Class Shares	(17.91)%	14.28%	6.78%
Fund Returns After Taxes on Distributions
Institutional Class Shares	(19.87)%	1.23%	5.35%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	(9.36)%	2.17%	5.45%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	(11.01)%	4.41%	7.71%

INVESTMENT ADVISER

AlphaOne Investment Services, LLC serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

Dan Goldfarb, CFA, Senior Portfolio Manager, has managed the Fund since its inception in 2011.

Chris Crooks, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 21 of the Prospectus.

AlphaOne NextGen Technology Fund

INVESTMENT OBJECTIVE

The investment objective of the AlphaOne NextGen Technology Fund (the “Fund”) is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	16.56%	15.58%
Total Annual Fund Operating Expenses	17.46%	16.73%
Less Fee Reductions and/or Expense Reimbursements[1]	(16.06)%	(15.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.40%	1.65%

[1]

AlphaOne Investment Services, LLC (the “Adviser” or “AlphaOne”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.40% of the average daily net assets of each of the Fund’s share classes until February 28, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (taking into account the contractual expense limit) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$143	$1,763	$4,201	$8,086
Investor Class Shares	$168	$1,765	$4,153	$8,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 29, 2017 (commencement of Fund operations) to October 31, 2018, the Fund’s portfolio turnover rate was 732% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of next generation (“NextGen”) technology companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this investment policy, a NextGen technology company is a company that produces, designs, or markets innovative, new technology products or services; uses innovative, new technology extensively in its product development or operations; or is expected to benefit significantly from technological advances or improvements. The types of companies likely to be represented in the Fund’s portfolio include, but are not limited to, computer (hardware and software), communications (voice, data and wireless), consumer electronics, e-commerce, semiconductor, media, environmental, energy, biotechnology and health care. The Fund primarily invests in common stocks of U.S. and non-U.S. companies, and may invest in companies of any market capitalization.

In selecting investments to buy for the Fund, the Adviser uses a fundamental research process to seek to identify catalysts (such as innovative product development, high acquisition potential, and underappreciated product cycles) that will positively change the earnings potential and market value of a company over time. The Adviser will consider selling a security if there is a change in the factors supporting the investment rationale, or the Adviser identifies a more attractive investment opportunity. The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Technology Companies Risk — Technology companies may have limited product lines, markets, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-Capitalization and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid.

Foreign Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Portfolio Turnover Risk – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Non-Diversification Risk — The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s Institutional Class Shares’ performance for the 2018 calendar year and by showing how the Fund’s Institutional Class Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investor Class Shares of the Fund commenced operations on January 22, 2018 and, therefore, do not have performance history for a full calendar year. Accordingly, no performance information is presented for Investor Class Shares. Investor Class Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Investor Class Shares are higher than expenses of Institutional Class Shares, in which case the returns for Investor Class Shares would be lower than those of Institutional Class Shares.

Updated performance information is available by calling the Fund at 1-855-4-ALPHAONE.

Total Returns by Calendar Year

Best Quarter	Worst Quarter
4.80%	(15.96)%
(3/31/2018)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Institutional Class Shares. After tax returns for Investor Class Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

ALPHAONE NEXTGEN TECHNOLOGY FUND	1 Year	Since Inception (12/29/17)
Fund Returns Before Taxes
Institutional Class Shares	(6.80)%	(6.76)%
Fund Returns After Taxes on Distributions
Institutional Class Shares	(6.80)%	(6.76)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	(4.28)%	(5.41)%
S&P Global 1200 Information Technology Index (reflects no deduction for fees, expenses, or taxes)	(5.02)%	(5.02)%

INVESTMENT ADVISER

AlphaOne Investment Services, LLC serves as investment adviser to the Fund.

PORTFOLIO MANAGER

Dan Niles, Senior Portfolio Manager, has managed the Fund since its inception in 2017.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 21 of the Prospectus.

AlphaOne VIMCO Small Cap Value Fund

INVESTMENT OBJECTIVE

The investment objective of the AlphaOne VIMCO Small Cap Value Fund (the “Fund”) is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	10.47%	9.55%
Total Annual Fund Operating Expenses	11.37%	10.70%
Less Fee Reductions and/or Expense Reimbursements[1]	(9.97)%	(9.05)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.40%	1.65%

[1]

AlphaOne Investment Services, LLC (the “Adviser” or “AlphaOne”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.40% of the average daily net assets of each of the Fund’s share classes until February 28, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (taking into account the contractual expense limit) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$143	$1,351	$3,287	$7,145
Investor Class Shares	$168	$1,347	$3,203	$6,993

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 29, 2017 (commencement of Fund operations) to October 31, 2018, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this investment policy, a small-capitalization company is a company with a market capitalization within the range of the Russell 2000 Index at the time of initial purchase. While the market capitalization range of the Russell 2000 Index changes throughout the year, as of May 12, 2018, the day on which market capitalization data was used for the most recent annual reconstitution of the index, the market capitalization range of the companies to be included in the index as of the reconstitution date was between $159.2 million and $5.0 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. companies, but may also include exchange-traded funds (“ETFs”) with economic characteristics similar to equity securities.

Villanova Investment Management Company, LLC (the “Sub-Adviser” or “VIMCO”) seeks to generate long-term capital appreciation for the Fund by employing its distinctive private market value approach to public equities, while focusing on downside protection and a margin of safety. The Sub-Adviser approaches investing as a private buyer would, focusing on long-term business fundamentals and value creation while relying on absolute, not relative, valuations. The Sub-Adviser’s strategy is to invest only in companies with superior business models, sustainable competitive advantages, and underlevered balance sheets, that produce substantial free cash flows and are led by expert management teams. By combining rigorous fundamental research with detailed financial analysis and proprietary decision making tools, the Sub-Adviser seeks to allocate the Fund’s assets to securities in one of three investment categories: compounder, discount-to-value, and special situation. Compounders are companies that compound their enterprise value over an extended period of time through organic growth opportunities and the deployment of capital at attractive rates of return. Discount-to-value companies are those that trade below the Sub-Adviser’s assessment of their private market value (i.e. the amount that a private investor would be willing to pay for the company). Special situations are unique investment opportunities stemming from extraordinary circumstances (e.g. mergers and acquisitions or bankruptcies). To be considered for inclusion in the Fund’s portfolio, a security must meet a minimum expected rate of return, the level and duration of which depends on the security’s investment category.

The Sub-Adviser may sell a security held by the Fund for risk management purposes, or when the expected rate of return of the security falls below a pre-determined threshold, the fundamental characteristics of the company change, the market capitalization of the company is no longer within the range of the Russell 2000 Index, or the Sub-Adviser identifies a more attractive investment opportunity.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk — The Fund is subject to the risk that the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETFs Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Small Cap Company Risk — Small cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, small cap companies may be less financially secure than large- and mid-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Small cap stock prices may be more volatile than large- and mid-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Value Style Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Special Situations Risk — Investments in special situations may involve greater risks when compared to other investment strategies. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s Institutional Class Shares’ performance for the 2018 calendar year and by showing how the Fund’s Institutional Class Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investor Class Shares of the Fund commenced operations on January 22, 2018 and, therefore, do not have performance history for a full calendar year. Accordingly, no performance information is presented for Investor Class Shares. Investor Class Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Investor Class Shares are higher than expenses of Institutional Class Shares, in which case the returns for Investor Class Shares would be lower than those of Institutional Class Shares.

Updated performance information is available by calling the Fund at 1-855-4-ALPHAONE.

Total Returns by Calendar Year

Best Quarter	Worst Quarter
4.83%	(17.39)%
(06/30/2018)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Institutional Class Shares. After tax returns for Investor Class Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

ALPHAONE VIMCO SMALL CAP VALUE FUND	1 Year	Since Inception (12/29/17)
Fund Returns Before Taxes
Institutional Class Shares	(12.52)%	(12.46)%
Fund Returns After Taxes on Distributions
Institutional Class Shares	(13.36)%	(13.30)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	(7.89)%	(10.35)%
Russell 2000 Value Total Return Index (reflects no deduction for fees, expenses, or taxes)	(12.86)%	(12.86)%

INVESTMENT ADVISER and investment sub-adviser

AlphaOne Investment Services, LLC serves as investment adviser to the Fund. Villanova Investment Management Company LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Rastislav Berlansky, CFA, Principal and Portfolio Manager at the Sub-Adviser, has managed the Fund since its inception in 2017.

Edward A. Trumpbour, Principal and Portfolio Manager at the Sub-Adviser, has managed the Fund since its inception in 2017.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 21 of the Prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase Institutional Class or Investor Class Shares of the Funds for the first time, you must invest at least $100,000 or $2,500, respectively. Subsequent investments of Institutional Class or Investor Class Shares of the Funds must be made in amounts of at least $10,000 or $100, respectively.

The Funds reserve the right to waive or reduce the minimum investment amounts in their sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Funds directly by mail at: AlphaOne Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: AlphaOne Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-855-4-ALPHAONE.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about Risk

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser’s and the Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser or the Sub-Adviser does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The AlphaOne NextGen Technology Fund is non-diversified, meaning that the Fund may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Accordingly, the AlphaOne NextGen Technology Fund will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

Equity Risk — Equity securities in which the Funds invest include publicly and privately issued equity securities, common and preferred stocks, warrants, shares of American Depositary Receipts (“ADRs”) and rights to subscribe to common stock and convertible securities. Common stock represents an equity, or ownership, interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Company Risk — Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the U.S. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Funds’ performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country.

ETFs Risk — Exchange-traded funds (“ETFs”) are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Funds invest in ETFs, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index

ETF is based or the other holdings of an active or index ETF, and the value of the Funds’ investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Funds. Accordingly, the Funds’ investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Technology Companies Risk — Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain technology companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

More Information about Fund Objectives and Investments

The investment objective of each Fund is to seek long-term capital appreciation. The investment objective of each Fund may not be changed by the Board without shareholder approval.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. A Fund will do so only if the Adviser or the Sub-Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This Prospectus describes the Funds’ principal investment strategies and risks, and the Funds will normally invest in the types of investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Funds also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in the Prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI see the back cover of this Prospectus. Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER

AlphaOne Investment Services, LLC, a Delaware limited liability company formed in 2008, serves as the investment adviser to the Funds. The Adviser is a wholly owned subsidiary of AlphaOne Capital Partners, LLC, which, in turn, is a wholly owned subsidiary of AlphaOne Holding, LLC, a private company owned by Paul J. Hondros. The Adviser’s principal place of business is located at 1000 Chesterbrook Blvd., Suite 100, Berwyn, Pennsylvania 19312. As of

December 31, 2018, the Adviser had approximately $264.1 million in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. In addition, the Adviser oversees Villanova Investment Management Company LLC (“VIMCO” or the “Sub-Adviser”) to ensure its compliance with the investment policies and guidelines of the AlphaOne VIMCO Small Cap Value Fund and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and the Sub-Adviser must follow in their management activities. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the AlphaOne VIMCO Small Cap Value Fund.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
AlphaOne Small Cap Opportunities Fund	1.00%
AlphaOne NextGen Technology Fund	0.90%
AlphaOne VIMCO Small Cap Value Fund	0.90%

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) for Institutional Class Shares and Investor Class Shares from exceeding certain levels as set forth below (each, a “contractual expense limit”) until the applicable initial term end date set forth below. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the applicable initial term end date.

Fund	Contractual Expense Limit	Initial Term End Date
AlphaOne Small Cap Opportunities Fund	1.50%	February 28, 2020
AlphaOne NextGen Technology Fund	1.40%	February 28, 2021
AlphaOne VIMCO Small Cap Value Fund	1.40%	February 28, 2021

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made pursuant to the contractual expense limit during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

The Adviser has also voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep the AlphaOne Small Cap Opportunities Fund’s net operating expenses (not including excluded expenses) from exceeding 1.42% of the Fund’s average daily net assets (the “voluntary expense limit”). The Adviser intends to continue this voluntary expense limit until further notice, but may discontinue all or part of it at any time.

For the fiscal year ended October 31, 2018, the Adviser received advisory fees, stated as a percentage of average daily net assets of each Fund, as follows:

AlphaOne Small Cap Opportunities Fund	1.00%
AlphaOne NextGen Technology Fund	0%[1]
AlphaOne VIMCO Small Cap Value Fund	0%[1]

[1]	Represents the period from December 29, 2017 (commencement of Fund operations) to October 31, 2018.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with respect to the AlphaOne Small Cap Opportunities Fund will be available in the Funds’ Semi-Annual Report to Shareholders dated April 30, 2019. A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with respect to the AlphaOne NextGen Technology Fund and AlphaOne VIMCO Small Cap Value Fund is available in the Funds’ Semi-Annual Report to Shareholders dated April 30, 2018.

Investment Sub-Adviser

VIMCO

Villanova Investment Management Company LLC, a Delaware limited liability company formed in 2016, serves as the investment sub-adviser to the AlphaOne VIMCO Small Cap Value Fund. VIMCO is majority-owned by Berlansky/Trumpbour Investment Management Company LLC, which, in turn, is owned by Messrs. Rastislav Berlansky and Edward A. Trumpbour. AlphaOne Capital Partners, LLC is a minority owner of VIMCO. VIMCO’s principal place of business is located at

1000 Chesterbrook Blvd., Suite 100, Berwyn, Pennsylvania 19312. As of December 31, 2018, VIMCO had approximately $7.7 million in assets under management.

For its services to the AlphaOne VIMCO Small Cap Value Fund, VIMCO is entitled to a fee from the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.675% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the investment sub-advisory agreement is available in the Funds’ Semi-Annual Report to Shareholders dated April 30, 2018.

Portfolio Managers

AlphaOne Small Cap Opportunities Fund

The AlphaOne Small Cap Opportunities Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Daniel Goldfarb has been with the Adviser since 2009 when his investment team transitioned to the Adviser from OFI Institutional Asset Management. He serves as Head of the Fundamental Small/Micro Cap team and is responsible for managing the Adviser’s Micro Cap Core, Small Cap Growth, and Small Cap Core strategies. He has also served as an equity analyst for these strategies since their inception in 2000. He serves as Senior Portfolio Manager of the AlphaOne Small Cap Opportunities Fund and is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Goldfarb served as a managing director/portfolio manager with the OFI Institutional/Babson Capital organization since 1995. Previously, Mr. Goldfarb held positions at Drexel Burnham Lambert, Smith Barney, and Wilmington Trust. Mr. Goldfarb has covered financial institutions during his entire career as well as several other industries including telecom, electric utilities, and real estate investment trusts. He holds a B.A. from Hobart College and an M.B.A. from Vanderbilt University. Mr. Goldfarb is a CFA charterholder and Treasurer of the Bank Analyst Association of Boston.

Chris Crooks has been with the Adviser since 2009. He is a portfolio manager for the Fundamental Small Cap Core/Growth team and is responsible for managing the Adviser’s Micro Cap Core and Small Cap Core strategies. Mr. Crooks also serves as an equity analyst for the Micro Cap Core, Small Cap Core, and Small Cap Growth strategies. He is jointly and primarily responsible for the day-to-day management of the AlphaOne Small Cap Opportunities Fund. Prior to joining the Adviser, Mr. Crooks worked in the OFI Institutional/Babson Capital organization since 2003. Previously, Mr. Crooks was a managing director/analyst at Commerce Capital Markets responsible for covering the specialty chemicals and materials sectors. He also was a senior research analyst at Janney Montgomery Scott, LLC. He holds a B.S. in Chemical Engineering from Drexel University and an M.B.A. from Villanova University. Mr. Crooks is a CFA charterholder and is a member of the American Chemical Society.

AlphaOne NextGen Technology Fund

Dan Niles has been with the Adviser since 2009. He serves as a Senior Portfolio Manager of the AlphaOne NextGen Technology Fund and is primarily responsible for the day-to-day management of the Fund. From 2004 to 2009, Mr. Niles was a Managing Director at Neuberger Berman, Inc., a subsidiary of Lehman Brothers, and Chief Executive Officer of Neuberger Berman Technology Management, LLC. Mr. Niles first joined Lehman Brothers in May 2000, as the Senior Sell-Side Equity Research Analyst covering computer hardware and semiconductors. Prior to joining Lehman Brothers, Mr. Niles was a Managing Director in Equity Research at Robertson Stephens and, from 1990 to 1997, was in Robertson’s mergers and acquisitions group. Before starting his Wall Street career, Mr. Niles was an Engineer at Digital Equipment Corporation. Mr. Niles received a M.S. in Electrical Engineering from Stanford University and a B.S. in Systems Engineering from Boston University.

AlphaOne VIMCO Small Cap Value Fund

The AlphaOne VIMCO Small Cap Value Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Rastislav Berlansky, CFA, co-founded VIMCO in 2016. He is jointly and primarily responsible for the day-to-day management of the AlphaOne VIMCO Small Cap Value Fund. Before forming VIMCO, Mr. Berlansky was a Managing Director, Co-Head of the Absolute Value Team, and lead portfolio manager of the Small Cap Value product at Brandywine Global Investment Management (“Brandywine”). He also served as co-portfolio manager for the Small/Mid Cap Value product and equity analyst for all Absolute Value Equity portfolios at Brandywine. Prior to joining Brandywine in 2003, Mr. Berlansky was an analyst with LLR Partners, Inc. and a senior associate for PricewaterhouseCoopers in its Corporate Valuation Group. Mr. Berlansky is a CFA charterholder and earned a B.S. in Business Administration from Villanova University, graduating summa cum laude.

Edward A. Trumpbour co-founded VIMCO in 2016. He is jointly and primarily responsible for the day-to-day management of the AlphaOne VIMCO Small Cap Value Fund. Before forming VIMCO, Mr. Trumpbour was a member of the Executive Board, a Managing Director, and the founder and co-head of the Absolute Value Team at Brandywine. He also served as lead portfolio manager of the Small/Mid Cap Value product and co-portfolio manager of the Small Cap Value product at Brandywine. Prior to joining Brandywine in 1996, Mr. Trumpbour was a vice president and senior portfolio manager of the Institutional Large Cap Value Team at Delaware Investment Advisers (“Delaware”). While at Delaware, he launched and managed the Delaware Value Fund, renamed the Delaware Small Cap Value Fund, a fund investing in small and mid-capitalization equities. Additionally, Mr. Trumpbour served as an analyst with Gabelli Asset Management. He earned an M.B.A. in Finance from The Wharton School of The University of Pennsylvania and B.S.B.A. in Finance from Georgetown University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

ALPHAONE SMALL CAP OPPORTUNITIES FUND RELATED PERFORMANCE DATA of the adviser

The following table gives the related performance of all actual, fee-paying separate accounts, referred to as the “Composite,” managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the AlphaOne Small Cap Opportunities Fund. The Composite does not reflect all of the Adviser’s assets under management. A complete list of the firm’s composite descriptions is available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The Adviser claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. The Adviser has been independently verified for the periods January 1, 2009 to December 31, 2017. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Composite has been examined for the periods January 1, 2009 to December 31, 2017. The verification and performance examination reports are available upon request.

Performance results are presented both net of fees and gross of fees. “Net of fees” performance results are net of all fees, expenses and, if applicable, sales loads or placements fees. Because of variation in fee levels, “net of fees” Composite returns may not be reflective of performance in any one particular portfolio. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composite (net of fees) reflects the Adviser’s applicable portfolio fees and expenses; however, the Fund’s fees and expenses are generally expected to be higher than those of the Composite. If the Fund’s fees and expenses had been imposed on the Composite, the performance shown below would have been lower. The Composite is also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Composite was subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Performance Information for the Adviser’s Small Cap Opportunities Composite1,2
(January 1, 2009 through December 31, 2018)

The following data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the AlphaOne Small Cap Opportunities Fund.

Year	Annual Total Return (Net of Fees)[3]	Annual Total Return (Gross of Fees)[3]	Russell 2000 Index[4]	Number of Portfolios	Dispersion[5]	Total Composite Assets at End of Period ($ thousands)	Percentage of Firm Assets
2018	-17.26%	-16.39%	-11.01%	7	0.2%	$201,023	76.19%
2017	8.99%	10.11%	14.65%	7	0.08%	$283,557	80.21%
2016	25.93%	27.26%	21.31%	5	0.1%	$254,051	78.77%
2015	2.65%	3.82%	-4.41%	7	0.05%	$218,159	74.37%
2014	1.11%	2.17%	4.89%	7	0.3%	$214,007	75.47%
2013	39.66%	40.97%	38.82%	6	0.1%	$221,275	50.89%
2012	13.95%	15.03%	16.35%	8	0.0%	$186,032	40.62%
2011	1.92%	2.91%	-4.18%	10	0.1%	$155,463	41.90%
2010	28.78%	29.99%	26.85%	9	0.3%	$184,575	49.60%
2009	15.52%	16.67%	27.17%	17	0.8%	$199,893	0.75%

[1]

The Composite was created in June 1998. The Composite includes fully discretionary portfolios and, prior to June 30, 1998, included a non-fee paying portfolio. The minimum portfolio value requirement for inclusion in the Composite initially was set at $3 million; however, the minimum value was removed in July 2008.

Performance results include all portfolios under the Adviser’s management that meet the Composite definition. A portfolio is included in the Composite when it is deemed that the investments made by the Adviser fully reflect the intended investment strategy. Inclusion will occur by the later of (i) when a portfolio meets the minimum portfolio value for the Composite, if such minimum portfolio value was applicable at the time of inclusion, or (ii) the fifth monthly performance measurement period after the assets come under management. Closed portfolios are included through the last full month under management.

[2]

Management has used a time-weighted, monthly linked rate of return formula with daily adjustments for cash flows, described below. The monthly rate of return for an eligible account is the percentage change in the market value of the account during the month, taking into account the effect of any cash additions or withdrawals that occur during the month. Such cash additions or withdrawals are accounted for using the modified Dietz method. The modified Dietz method weights each cash flow by the amount of time it is held in the portfolio. Management defines a significant cash flow as monthly cash contributions or withdrawals in excess of 10% of an account’s value. If management determines that a significant cash flow disrupts the implementation of the investment style and strategy for the respective account, the account is temporarily removed from the Composite at the beginning of the month in which the significant cash flow occurs. The account is returned to the respective Composite the following month. Additional information regarding the treatment of significant cash flows and the calculation of returns is available upon request.

Monthly Composite returns are calculated by asset weighting each account’s monthly return based on the beginning-of-month market values. Each quarterly Composite rate of return is determined by compounding the asset-weighted monthly rates of return. The annual returns are computed by compounding the quarterly rates of return.

Performance results are net of execution costs, exclude the effect of all income taxes, and assume the reinvestment of all interest, dividends, and capital gains. Performance presented is based on returns in U.S. dollars. Investments are valued using an independent pricing source. Interest income is recorded as earned. Dividend income is recorded on the ex-dividend date.

[3]

The Composite gross-of-fees returns shown include the reinvestment of income and the impact of transaction costs, but do not include the deduction of investment advisory fees or any other account expenses, such as custodial fees. Composite net of fee returns reflect the deduction of the maximum investment advisory fee as determined by the fee schedule. Composite net of fees returns are net of all fees, expenses and, if applicable, sales loads or placements fees. While actual portfolios incur transaction expenses, pay investment advisory fees, and may incur other account expenses, the benchmark index is shown without the impact of such charges.

[4]	The Russell 2000 Index is a market cap-weighted index that measures the performance of the 2,000 smallest stocks in the Russell 3000 Index.

[5]

Composite dispersion measures the consistency of a firm’s composite performance results with respect to the individual account returns within the composite for the full year. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented within the Composite for a full year. For periods where less than five accounts were included in the Composite, dispersion is not disclosed, as it is not considered meaningful.

ALPHAONE VIMCO SMALL CAP VALUE FUND RELATED PERFORMANCE DATA

The following table gives the related performance of all accounts (each, an “Account”), referred to as a “Composite,” managed by VIMCO that have investment objectives, policies and strategies substantially similar to those of the AlphaOne VIMCO Small Cap Value Fund. The data illustrates the past performance of VIMCO in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of VIMCO.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. VIMCO has prepared and presented the Composite performance in compliance with the Global Investment Performance Standards (GIPS®). VIMCO’s policies on calculating performance and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. “Net of fees” returns reflect the deduction of investment management fees, as well as the deduction of any brokerage commissions, execution costs, sales loads and account fees paid by the Accounts, while “gross of fees” returns do not reflect the deduction of investment management fees. All fees and expenses, except custodial fees, if any, were included in the calculations. “Net of fees” returns are calculated using the highest stated investment management fee for the strategy. The Composite performance information is calculated in and expressed in U.S. dollars, without taking into account federal or state income taxes.

Because of variation in fee levels, the “net of fees” returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Fund’s fees and expenses are generally expected to be higher than those of the Composite. If the Fund’s fees and expenses had been imposed on the Composite, the performance shown below would have been lower. The Accounts are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts were subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE ALPHAONE VIMCO SMALL CAP VALUE FUND.

Performance Information for VIMCO’s Small Cap Value Composite

Total Pre-Tax Returns (As of 12/31/18)
Time Period	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	Russell 2000 Value Total Return Index[2]	Number of Accounts at End of Period	Total Composite Assets at End of Period ($ millions)
2018	-12.46%	-12.42%	-12.09%	3	$7.3
2017	11.27%	12.53%	7.84%	3	$6.2
Since Inception[1]	19.54%	21.00%	17.50%	3	$6.2

[1]	The inception date of the Composite is September 1, 2016.

[2]

The Russell 2000 Value Total Return Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own investment minimums and cost structure, as summarized below. Contact your financial intermediary or the Funds for more information about the Funds’ share classes and how to choose between them.

Class Name	Investment Minimums	Fees
Institutional Class Shares	Initial – $100,000 Subsequent – $10,000	No Rule 12b-1 Fee
Investor Class Shares	Initial – $2,500 Subsequent – $100	0.25% 12b-1 Fee

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

Each Fund reserves the right to accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Funds, complete and send in the application. If you need an application or have questions, please call 1-855-4-ALPHAONE. Applications are also available on the Adviser’s website at www.alphaonecapital.com.

All initial investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class. Make your check payable to “AlphaOne Funds.”

Regular Mail Address

AlphaOne Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

AlphaOne Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-855-4-ALPHAONE for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.
ABA#: 101000695
AlphaOne Funds
DDA# 9870523965
Ref: Fund name/account name/share class/account number

By Automatic Investment Plan (via Automated Clearing House (“ACH”)) (Investor Class Shares Only)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $100. To cancel or change a plan, write to the Funds at: AlphaOne Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: AlphaOne Funds, c/o DST Systems, Inc., 430 West 7th

Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, each Fund reserves the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as an agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Funds with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Purchases In-Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase Institutional Class or Investor Class Shares of the Funds for the first time, you must invest at least $100,000 or $2,500, respectively. Subsequent investments of Institutional Class or Investor Class Shares of the Funds must be made in amounts of at least $10,000 or $100, respectively. The Funds reserve the right to waive or reduce the minimum investment amounts in their sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange Institutional Class Shares and Investor Class Shares, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
AlphaOne Small Cap Opportunities Fund
Institutional Class	AOMCX	00769G857	8611
Investor Class	AOMAX	00769G865	8610
AlphaOne NextGen Technology Fund
Institutional Class	AONTX	0075W0395	8619
Investor Class	AONAX	0075W0387	8620
AlphaOne VIMCO Small Cap Value Fund
Institutional Class	VIMIX	0075W0429	8621
Investor Class	VIMOX	0075W0411	8622

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-855-4-ALPHAONE.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program.

For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-4-ALPHAONE for more information.

The sale price of each share will be the next determined NAV after a Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

●	The Fund name;

●	The share class;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by the Funds after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

AlphaOne Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

AlphaOne Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-855-4-ALPHAONE to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH) (Investor Class Shares Only)

If your account balance is at least $2,500, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH).

To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, the Funds will send your sale proceeds within one Business Day after they receive your redemption request. The Funds, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Funds. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Funds typically expect to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Funds may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If because of redemptions your account balance for the AlphaOne Small Cap Opportunities Fund drops below $50,000 for Institutional Class Shares and $1,250 for Investor Class Shares you may be required to sell your shares.

If because of redemptions your account balance for the AlphaOne NextGen Technology Fund or AlphaOne VIMCO Small Cap Value Fund drops below $25,000 for Institutional Class Shares and $500 for Investor Class Shares you may be required to sell your shares.

The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 90 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when trading on the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (the “SEC”). More information about this is in the SAI.

How to Exchange Your Fund Shares

At no charge, you may exchange Institutional Class Shares or Investor Class Shares of one AlphaOne Fund for Institutional Class Shares or Investor Class Shares of another AlphaOne Fund by writing to or calling the Funds. Exchanges are subject to the minimum investment requirements and the fees and expenses of the AlphaOne Fund that you exchange into. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of a Fund is 0.25%.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of

Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

OTHER POLICIES

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control.

The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of a Fund within any 90-day period. If a shareholder exceeds this amount, the applicable Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

●	The Funds assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in “Redemption Fee”).

●

The Funds reserve the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or the Adviser or the Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each Fund charges a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 90 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the applicable Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

Each Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority.

If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-855-4-ALPHAONE.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of a Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by a Fund in cash after the Fund receives your notice. To cancel your election, simply send written notice to the Fund. Distributions from a Fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in a Fund will be required to pay taxes on such distributions from other resources.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including distributions of net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally are treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Funds. The information is intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2018 Annual Report of the Funds, which is available upon request by calling 1-855-4-ALPHAONE.

AlphaOne FundS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Years or Periods Ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Loss^	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Investment Income	Distributions for Realized Gains	Net Asset Value, End of Year or Period
AlphaOne Small Cap Opportunities Fund
Institutional Class Shares
2018	$14.79	$(0.05)	$(1.22)	$(1.27)	$—	$(0.69)	$12.83
2017	11.32	(0.04)	3.86	3.82	—	(0.35)	14.79
2016	12.27	(0.03)	(0.10)	(0.13)	—	(0.82)	11.32
2015	12.46	(0.05)	1.24	1.19	—	(1.38)	12.27
2014	12.42	(0.06)	0.72	0.66	(0.02)	(0.60)	12.46

Investor Class Shares
2018	$14.57	$(0.08)	$(1.19)	$(1.27)	$—	$(0.69)	$12.61
2017	11.19	(0.07)	3.80	3.73	—	(0.35)	14.57
2016	12.15	(0.06)	(0.08)	(0.14)	—	(0.82)	11.19
2015	12.38	(0.08)	1.23	1.15	—	(1.38)	12.15
2014	12.36	(0.09)	0.71	0.62	—	(0.60)	12.38

AlphaOne VIMCO Small Cap Value Fund
Institutional Class Shares(2)
2018	$10.00	$(0.01)	$(0.31)	$(0.32)	$—	$—	$9.68

Investor Class Shares(3)
2018	$10.19	$(0.03)	$(0.49)	$(0.52)	$—	$—	$9.67

AlphaOne NextGen Technology Fund
Institutional Class Shares(2)
2018	$10.00	$(0.01)	$0.29	$0.28	$—	$—	$10.28

Investor Class Shares(3)
2018	$10.70	$(0.03)	$(0.41)	$(0.44)	$—	$—	$10.26

Total Return‡	Net Assets, End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers & Reimbursed Fees)	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

(8.98)%	$134,952	1.35%	1.35%	(0.33)%	23%
33.99	167,998	1.27	1.27	(0.26)	26
(0.69)	127,013	1.30	1.30	(0.27)	27
10.43	141,512	1.38 (1)	1.28	(0.38)	40
5.47	131,663	1.42 (1)	1.28	(0.48)	75

(9.12)%	$1,067	1.60%	1.60%	(0.58)%	23%
33.57	1,512	1.52	1.52	(0.53)	26
(0.79)	737	1.55	1.55	(0.51)	27
10.15	779	1.62 (1)	1.53	(0.63)	40
5.28	646	1.67 (1)	1.53	(0.74)	75

(3.20)%	$2,525	1.40%	11.37%	(0.17)%	34%

(5.10)%	$144	1.66%	10.71%	(0.41)%	34%

2.80%	$1,294	1.40%	17.46%	(0.11)%	732%

(4.11)%	$413	1.65%	16.73%	(0.40)%	732%

^	Calculated using average shares for the year or period.

‡

Total return is for the year or period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

(2)	Commenced operations on December 29, 2017.

(3)	Commenced operations on January 22, 2018.

Amounts designated as “—” are $0.

The Advisors’ Inner Circle Fund
AlphaOne Funds

Investment Adviser

AlphaOne Investment Services, LLC
1000 Chesterbroook Blvd.
Suite 100
Berwyn, Pennsylvania 19312

Sub-Adviser (AlphaOne VIMCO Small Cap Value Fund)

Villanova Investment Management Company LLC
1000 Chesterbroook Blvd.
Suite 100
Berwyn, Pennsylvania 19312

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2019, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser and the Sub-Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 1-855-4-ALPHAONE
By Mail:	AlphaOne Funds P.O. Box 219009 Kansas City, Missouri 64121-9009
By Internet:	www.alphaonecapital.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

ACP-PS-001-0900